Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Vitesse Semiconductor Corporation (the “Company”) on Form 10-Q for the three months ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 7, 2012	/s/ CHRISTOPHER R. GARDNER
Christopher R. Gardner
Chief Executive Officer

February 7, 2012	/s/ MARTIN S. MCDERMUT
Martin S. McDermut
Chief Financial Officer